                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report: January 18, 2001
                                       ----------------
                        (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



              1-6157                                   36-1208070
              ------                                   ----------
     (Commission File Number)              (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                             60661
-----------------------------------------                             -----
  (Address of principal executive offices)                          (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

Item 5.  Other Events
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On January 18, 2001, Heller Financial, Inc. (the "Registrant") issued a press release announcing its earnings for the quarter ending December 31, 2000. A copy of the press release is attached.



Item 7.  Financial Statements and Exhibits
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(c)  Exhibits

99       Heller Financial, Inc. - Press Release






                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 18, 2001
       ----------------


                                        HELLER FINANCIAL, INC.


                                        By:     /s/ LAURALEE E. MARTIN
                                                --------------------------------
                                                Lauralee E. Martin
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit   Description
          -----------
Number
------

99        Heller Financial, Inc. - Press Release